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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2000
                                                         -----------------

                        TELEPHONE AND DATA SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        1-14157                       36-2669023
   --------                        -------                       ----------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                   Identification
incorporation)                                                        No.)





30 North LaSalle Street, Chicago, Illinois                              60602
------------------------------------------                              -----
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)






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Item 5.   Other Events.
          ------------
         On February 24, 2000, VoiceStream Wireless Corporation, Omnipoint Corporation, and Aerial Communications, Inc., a subsidiary of Telephone and Data Systems, Inc. announced that their shareholders have overwhelmingly approved the mergers between VoiceStream and Omnipoint and VoiceSteam and Aerial.

         On February 25, 2000, Telephone and Data Systems, Inc., announced that its Board of Directors has authorized the repurchase of up to 2,000,000 Common Shares or approximately 3.7% of the company's public float.

         This Current Report on Form 8-K is being filed for the purpose of filing the news releases issued by the Company relating to such announcements as exhibits.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         Exhibits
         --------
          The exhibits  accompanying  this report are listed in the accompanying
Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    February 28, 2000


By:  /s/ D. Michael Jack
-------------------------
D. Michael Jack
Vice President and Controller
(Principal Accounting Officer)

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                                  EXHIBIT INDEX


Exhibit Number                    Description of Exhibit
--------------                    ----------------------

         99.1 News Release announcing the VoiceStream, Omnipoint, and Aerial shareholders approval of Merger, dated February 24, 2000.

         99.2 News Release announcing the TDS Board of Directors authorization of common stock repurchases.




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